Exhibit Q1(a)

SCHEDULE A

to

Amended and Restated Agreement and Declaration of Trust

of

Forward Funds

Schedule of Series and Classes

Series	Class of Shares
Accessor Aggressive Growth Allocation Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Balanced Allocation Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Growth Allocation Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Growth & Income Allocation Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Growth Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor High Yield Bond Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Income Allocation Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Income & Growth Allocation Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Intermediate Fixed-Income Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor International Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Limited Duration U.S. Government Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Mortgage Securities Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Short-Intermediate Fixed-Income Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Small To Mid Cap Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Strategic Alternatives Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Total Return Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor U.S. Government Money Fund	Advisor Class Investor Class Institutional Class Class A Class C
Accessor Value Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Asia Ex-Japan Equities Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Eastern Europe Equities Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Emerald Banking and Finance Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Emerald Growth Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Emerald Opportunities Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Global Emerging Markets Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Hoover Mini-Cap Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Hoover Small Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward International Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward International Fixed Income Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward International Small Companies Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Large Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Legato Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Long/Short Credit Analysis Fund	Advisor Class Investor Class Institutional Class Class A Class C
Forward Progressive Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class C
Sierra Club Stock Fund	Advisor Class Investor Class Institutional Class Class A Class C